Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PSP Industries, Inc. (the “Registrant”) on Form 10-Q for the quarter ending March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), we, Min-Chul Shin, Chief Executive Officer, and Young-Kyung Lee, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:	November 21, 2011	By:	/s/Min-Chul Shin
Min-Chul Shin, Chief Executive Officer

Date:	November 21, 2011	By:	/s/Young-Kyung Lee
Young-Kyung Lee, Chief Financial Officer